IVY FUNDS
Fixed Income and Money Market Funds

Ivy Bond Fund
Ivy High Income Fund
Ivy Limited-Term Bond Fund
Ivy Mortgage Securities Fund
Ivy Municipal Bond Fund
Ivy Money Market Fund

         Supplement Dated February 26, 2004 To Prospectus Dated January 28, 2004

Redemption Fee

The following supplements the information in the section entitled "Fees and Expenses" for each of the Funds except Ivy Money Market Fund:

The Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding the shares less than 5 days. This fee also applies to Class A shares purchased without a sales charge. This fee will become effective for shares purchased on or after May 1, 2004.

The following supplements the information in the section entitled "How to Exchange"

Redemption Fee/Exchange Fee

To further discourage the use of the Funds as a vehicle for excessive short-term trading, for shares purchased on or after May 1, 2004, each of the Funds except Ivy Money Market Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding the shares less than 5 days. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

The following exclusions from redemption fee apply:

1.

certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Funds, sufficient information to impose a redemption fee on their customers' accounts

2.

(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

3.

shareholder accounts participating in dynamic asset allocation programs comprised of multiple Funds within the Ivy Family of Funds and/or the Waddell & Reed Advisors Family of Funds that periodically rebalance mutual fund holdings in response to prevailing economic, political and/or financial conditions.

In addition to these waivers, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, each Fund will reserve the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

NAV purchases of Class A shares

The following supplements the information in the section entitled "Sales Charge Waivers for Certain Investors--Class A shares may be purchased at NAV by:"
  Sales representatives, and their immediate family members, associated with unaffiliated third party broker/dealers with which IFDI has entered into selling agreements

WRS 3400A

DSTO #530197